UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2013

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2013 (the “Effective Date”), Plains All American Pipeline, L.P., a Delaware limited partnership (“PAA” or the “Partnership”), completed the closing of the merger of PAA Acquisition Company LLC (“MergerCo”), a Delaware limited liability company and wholly-owned subsidiary of PAA, with and into PAA Natural Gas Storage, L.P., a Delaware limited partnership (“PNG”), with PNG continuing as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger dated as of October 21, 2013 (the “Merger Agreement”), by and among PAA, MergerCo, PNG and PNGS GP LLC, a Delaware limited liability company, a wholly-owned subsidiary of PAA and the general partner of PNG (“PNG GP”).

In connection with the closing of the Merger, each outstanding common unit representing a limited partner interest in PNG (a “common unit”), other than those owned by PAA immediately prior to the Merger, was cancelled and converted into the right to receive 0.445 common units of PAA (the “Exchange Ratio”), plus cash in lieu of any fractional common units of PAA otherwise issuable in the Merger. The closing of the Merger is expected to result in the issuance of approximately 14.7 million common units of PAA.  As a result of the Merger, PAA became the owner of 100% of the common units.  Following the Merger, PAA will continue to own 100% of the subordinated units (“subordinated units”) representing limited partner interests in PNG and 100% of the membership interests in PNG GP.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to PAA’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2013 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Plains All American PNG Successor Long-Term Incentive Plan

Effective as of the Effective Date, pursuant to the Merger Agreement, Plains All American GP LLC (“Plains GP”), a Delaware limited liability company and the general partner of Plains AAP, L.P., which is the sole member of PAA GP LLC, which is the general partner of PAA, adopted and assumed the PAA Natural Gas Storage, L.P. 2010 Long Term Incentive Plan (the “Legacy Plan”). Additionally, as a result of the Merger, outstanding awards of PNG phantom units issued under the Legacy Plan were converted into comparable awards of phantom units representing the right to receive PAA common units (“Phantom Units”) by applying the Exchange Ratio to each outstanding phantom unit and rounding down to the nearest whole Phantom Unit for any fractions (the “Award Conversion”).

In connection with the adoption and assumption of the Legacy Plan by Plains GP, the Board of Directors of Plains GP adopted an amendment and restatement of the Legacy Plan effective as of the Effective Date (such amendment and restatement, the “Successor Plan”) to reflect (a) the change in the name of the Legacy Plan to the “Plains All American PNG Successor Long-Term Incentive Plan,” and the change in the sponsoring issuer as a result of the Merger, (b) the Award Conversion, (c) the change in the securities that will be subject to Awards (as defined below) under the Successor Plan, which, following the Effective Date, will be PAA common units, (d) the number of PAA common units available for issuance under the Successor Plan and (e) changes to certain terms and conditions applicable to Awards granted under the Successor Plan on and after the Effective Date (and, in certain respects, awards granted under the Legacy Plan prior to the Effective Date), which changes are intended to make the terms of the Successor Plan consistent with the terms of the Plains All American 2013 Long-Term Incentive Plan (the “PAA 2013 LTIP”). On and after the Effective Date, 1,319,980 PAA common units will be available for awards under the Successor Plan (including the awards subject to the Award Conversion), which is equal to the number of PNG common units that were available for issuance under the Legacy Plan prior to the Merger (including PNG common units that were subject to outstanding awards of PNG phantom units that have been converted into awards of Phantom Units in the Award Conversion), multiplied by the Exchange Ratio (with any fractions rounded down to the nearest whole PAA common unit).

Like the Legacy Plan, the Successor Plan provides for the granting of unit options, unit appreciation rights, restricted units and phantom units (collectively, “Awards”), and may include dividend equivalent rights granted with respect to a unit option, unit appreciation right or phantom unit. Subject to certain limitations, Awards under the Successor Plan may be made to employees of Plains GP or its affiliates and to non-employee members of the Board of Directors of Plains GP.

The Successor Plan is administered by the Compensation Committee of the Board of Directors of Plains GP (the “Committee”). The Committee has full authority (subject to the terms of the Successor Plan) to select the individuals who will receive Awards, to determine the form and amount of each of the Awards to be granted and to establish the terms and conditions of Awards.

The foregoing is merely a summary of the Successor Plan and certain Awards thereunder and is qualified in its entirety by the full text of the Successor Plan. The Successor Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Legacy Plan was filed as Exhibit 10.2 to PNG’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2010, and is incorporated herein by reference. A copy of the PAA 2013 LTIP was attached as Exhibit A to our definitive proxy statement on Schedule 14a, filed with the Securities Exchange Commission on October 3, 2013, and is incorporated herein by reference.

Surrender of Certain Transaction Grants by Certain Plains GP and PNG GP Officers

The officers of Plains GP and PNG GP that hold certain phantom subordinated PNG units issued by PAA (and that were not issued pursuant to the Legacy Plan), which had vesting conditions related to PNG and were payable in common or subordinated PNG units held by PAA (the “Transaction Grants”), have agreed to unilaterally surrender such Transaction Grants upon consummation of the Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 2 to the Fourth Amended and Restated Agreement of Limited Partnership of Plains All American, L.P.

In connection with the Merger, PAA’s general partner amended the Fourth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership by executing Amendment No. 2 thereto (the “Amendment”), a copy of which is filed as Exhibit 3.1 hereto and incorporated into this report by reference.

Pursuant to the terms of the Amendment, the amounts payable pursuant to the Incentive Distribution Rights of the Partnership under the Partnership Agreement shall be adjusted commencing with the payment date of the first Partnership quarterly distribution declared and paid after the Effective Date (the “IDR Reduction Date”). The Amendment provides for the adjustment of the Incentive Distribution Rights as follows: (i) for the quarterly distribution paid on the IDR Reduction Date and the seven quarterly distributions declared and paid following the IDR Reduction Date, any distributions with respect to the Incentive Distribution Rights shall be reduced by $3,000,000 per quarter, (ii) for the four quarterly distributions declared and paid thereafter, any distributions with respect to the Incentive Distribution Rights shall be reduced by $2,500,000 per quarter, and (iii) for any quarterly distributions declared and paid thereafter, such distributions shall be reduced by $1,250,000 per quarter. In no event will the foregoing reductions (i) cause future incentive distributions to be reduced below the amount of incentive distributions paid with respect to the quarter ended September 30, 2013, or (ii) cumulate in the event that (x) any portion of such reductions are not given effect by virtue of the limitation described in the immediately preceding clause (i), or (y) no distributions are made with respect to a quarter.

Amendment No. 1 to Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P.

On December 31, 2013, Amendment No. 1 (“AAP Amendment No. 1”) to the Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. (the “AAP LP Agreement”) was executed by its general partner, Plains GP, to revise the definition of the term “Permitted Transfer” thereunder to allow certain transfers in connection with charitable contribution and estate planning transactions. Specifically, AAP Amendment No. 1 permits the existing owners (the “Existing Owners”) of Class B shares representing limited partnership interests in Plains GP Holdings, L.P. (“GP Holdings”) to make distributions of a portion of their Partnership Group Interests (as defined in the AAP LP Agreement) in order to facilitate a bona fide charitable contribution or estate planning transaction, provided such transferred interests are substantially concurrently exchanged for Class A shares representing limited partnership interests in GP Holdings. Any such transfer by any Existing Owner requires approval of the board of directors of Plains GP, and such transferred interests will remain subject to the terms of any continuing lock-up arrangements and any trading restrictions under applicable securities laws.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Amendment and AAP Amendment No. 1, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 31, 2013, PAA and PNG issued a joint press release announcing the completion of the Merger. A copy of the joint press release is attached as Exhibit 99.1 hereto. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
3.1*	Amendment No. 2 dated December 31, 2013 to the Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P.
3.2*	Amendment No. 1 to Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of December 31, 2013.
10.1	Plains All American PNG Successor Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 (File No. 333-193139 filed on December 31, 2013).
10.2	PAA Natural Gas Storage, L.P. 2010 Long Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of PAA Natural Gas Storage, L.P. filed on May 11, 2010).
10.3	Plains All American 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Proxy Statement filed on October 3, 2013).
99.1*	Joint press release dated December 31, 2013.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	Plains AAP, L.P., its sole member

By:	Plains All American GP LLC,
its general partner

By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 31, 2013

EXHIBIT INDEX

Exhibit
Number	Description
3.1*	Amendment No. 2 dated December 31, 2013 to the Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P.
3.2*	Amendment No. 1 to Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of December 31, 2013.
10.1	Plains All American PNG Successor Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-8 (File No. 333-193139 filed on December 31, 2013).
10.2	PAA Natural Gas Storage, L.P. 2010 Long Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of PAA Natural Gas Storage, L.P. filed on May 11, 2010).
10.3	Plains All American 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Proxy Statement filed on October 3, 2013).
99.1*	Joint press release dated December 31, 2013.

* Filed herewith